UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 June 22, 2005
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                Date of Report (Date of earliest event reported)

                                  NESTOR, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            0-12965                                     13-3163744
   --------------------------             --------------------------------------
    (Commission file number)               (IRS employer identification number)

                        400 MASSASOIT AVENUE, SUITE 200
                      EAST PROVIDENCE, RHODE ISLAND 02914
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                    (Address of principal executive offices)

                                 (401) 434-5522
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              (Registrant's telephone number, including area code)

                                     Not Applicable
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              (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM   5.02     Departure  of  Directors  or  Principal  Officers;  Election  of
                Directors; Appointment of Principal Officers.

        (a) On June 22, 2005, each of James S. Bennett, Robert G. Flanders, Jr., William J. Gilbane, Jr., and Donald R. Sweitzer, each a director of Nestor, Inc. ( the "Company") notified the Company that he refused to stand for re-election to the Board of Directors at the Annual Meeting of Stockholders to be held on June 23, 2005.

        James S. Bennett is a member of the Audit and New Business and Government Relations Committees of the Board. Robert G. Flanders, Jr. is the Chairman of the Compensation Committee and a member of the New Business and Government Relations Committee. William J. Gilbane, Jr. is a member of the Compensation and New Business and Government Relations Committees of the Board. Donald R. Sweitzer is the Chairman of the New Business and Government Relations Committee and a member of the Compensation Committee.

        The Company believes that each of the directors refusing to stand for re-election did so because of fundamental disagreements with the chief executive officer concerning his management of the Company.

        In light of the foregoing refusals to stand for re-election, the annual meeting of stockholders scheduled for June 23, 2005 is expected to be adjourned until July 19, 2005 to allow time for supplementary proxy materials to be circulated to stockholders.

        Copies of letters from Messrs. Bennett, Flanders, Gilbane and Sweitzer are filed as exhibits to this Current Report on Form 8-K .


ITEM    9.01    FINANCIAL STATEMENTS AND EXHIBITS.

                (c) Exhibits

                See Exhibit Index attached to this Current Report on Form 8-K


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NESTOR, INC.
                                       (Registrant)



                                       By: /s/ Harold A. Joannidi
                                          --------------------------------------
                                          Harold A. Joannidi
                                          Treasurer and Chief Financial Officer


Dated:     June 22, 2005

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number           Description
--------------           -----------
    17.1                Letter from James S. Bennett dated June 22, 2005

    17.2                Letter from Robert G. Flanders, Jr. dated June 22, 2005

    17.3                Letter from William J. Gilbane, Jr., dated June 22, 2005

    17.4                Letter from Donald R. Sweitzer dated June 20, 2005